UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2019

ICOX INNOVATIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4101 Redwood Ave., Building F, Los Angeles, CA 90066
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2019, we, through our wholly-owned subsidiary, ICOx USA, Inc. (“ICOx USA”), entered into a master services agreement dated effective January 21, 2019 with FreedomCoin, LLC to develop a stable coin cryptocurrency named FreedomCoin to be used as a currency for purchasing goods and services.

Under the terms of the master services agreement, ICOx USA initially agreed to provide the services relating to the development of a stable coin cryptocurrency named FreedomCoin. The fee for these services will be provided at ICOx USA’s cost plus approved expenses, and delivered via approved vendors and within written quarterly budgets approved in advance by FreedomCoin, LLC, up to a maximum of US$2,000,000. In addition, FreedomCoin, LLC agreed that it will be responsible for paying all expenses charged by third parties to ICOx USA or FreedomCoin, LLC relating to the master services agreement.

In addition, the parties agreed that FreedomCoin, LLC will initially have a board of five directors or managers, as applicable, three of which will be appointed by FreedomCoin, LLC and two of which will be appointed by ICOx USA. In addition, the parties agreed that FreedomCoin, LLC will issue warrants to ICOx USA allowing it to acquire up to 20% of ownership of FreedomCoin, LLC for total consideration of US$1, which warrants may be exercised by ICOx USA at any time in the future.

Either ICOx USA or FreedomCoin, LLC may terminate the master services agreement or any statement of work to be negotiated by the parties upon the provision of 30 days written notice to the other party, upon receipt of which, the non-terminating party may elect to immediately terminate the master services agreement or applicable statement of work. Upon such termination, ICOx USA will be entitled to no further compensation except for (i) any fees earned and out-of-pocket expenses incurred prior to the termination and (ii) any other amounts or consideration as set forth in any statement of work which are to be paid upon or regardless of such termination.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Master Services Agreement dated effective January 21, 2019 between ICOx USA, Inc. and FreedomCoin, LLC

10.2	Software Services Statement of Work dated effective January 21, 2019 between ICOx USA, Inc. and FreedomCoin, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOX INNOVATIONS INC.

/s/ Bruce Elliott
Bruce Elliott
President

February 4, 2019